UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2007
CITIZENS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

KENTUCKY	0-20148	61-1187135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY 40243
(Address of principal executive offices)

Registrant’s telephone number, including area code: (502) 244-2420

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends the Current Report of Citizens Financial Corporation (“Registrant”) on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 30, 2007 (the “Original Form 8-K”). This Form 8-K/A is being filed to provide expanded disclosure in accordance with Item 4.02(a) regarding what caused the error in the compilation and reporting of certain reinsurance transactions which resulted in the misstatement of net income as described in the Original Form 8-K and to clarify the date on which the Registrant made a final determination regarding the error.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) In its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed March 30, 2007, the Registrant restated its consolidated financial statements to correct an error in the compilation and reporting of certain reinsurance transactions that caused net income (loss) of the Registrant to be misstated in previously issued financial statements by $192,547 for the fiscal year ended December 31, 2005 and by $91,270, $107,058 and $122,566 for the first, second and third quarters of 2006, respectively.

While preparing its 2006 Annual Report on Form 10-K, the Registrant concluded that it had incorrectly accounted for the reinsurance treaty for the Registrant’s final expense product which was introduced in the second quarter of 2005 and, accordingly, affected such transactions beginning in the second quarter of 2005. The Registrant had applied reinsurance accounting to such treaty for its financial statements based upon statutory accounting principles (“SAP”) (used for insurance regulatory compliance), as well as for those based upon United States generally accepted accounting principles (“GAAP”) (used for financial statements filed with the Commission) for the fiscal year ended December 31, 2005 and for the first, second and third quarters of 2006. It has determined that reinsurance accounting was appropriate under SAP for this reinsurance treaty but not under GAAP. Specifically, the Registrant determined that the treaty for the final expense product did not meet the GAAP standard for transfer of risk. Accordingly, it should have used deposit accounting, rather than reinsurance accounting, under GAAP. Under deposit accounting, the reinsurance items do not flow through the Registrant’s income statement, but rather through accounts on its balance sheet. The Registrant’s Form 10-K as filed on March 30, 2007 corrects this error by restating its financial statements as filed with the Commission for 2005 and the first three quarters of 2006.

On March 26, 2007, senior management of the Registrant discussed the matters disclosed in this item with the Registrant’s independent registered public accounting firm, Ernst & Young LLP (“E&Y”), and determined, in consultation with E&Y, that the Registrant should restate its financial statements for the fiscal year ended December 31, 2005, as well as for the first, second and third fiscal quarters of 2006, as described above. On March 27, 2007, the Registrant’s Audit Committee Chairman agreed. Investors should look to the restated financial information reflecting the correction of this error, which may be found in Note 2 − CORRECTION OF AN ERROR and Note 10 − QUARTERLY FINANCIAL DATA in the notes to the consolidated financial statements reported in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed March 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation
Registrant
Date: April 17, 2007

By /s/ Len E. Schweitzer
Len E. Schweitzer Vice President and Chief Financial Officer

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